                                                                 EXHIBIT 10.1(5)



                                AMENDMENT NO. 4

                         DATED AS OF AUGUST 25, 1995 TO

                     AMENDED AND RESTATED REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

                         DATED AS OF DECEMBER 17, 1993


     AMENDMENT NO. 4 (this "Amendment") dated as of August 25, 1995 to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 (as amended by Amendment No. 1 dated as of September 30, 1994, Amendment No. 2 dated as of April 26, 1995, Amendment No. 3 dated as of June 14, 1995 and as may be further amended and in effect from time to time, the "Credit Agreement"), by and among (a) Chart House, Inc., a Delaware corporation (the "Company"), (b) Chart House Enterprises, Inc., a Delaware corporation (the "Parent"), Paradise Bakery, Inc., a Delaware corporation ("Paradise"), and Islands Restaurants, Inc., a Delaware corporation ("Islands", and together with the Parent and Paradise, the "Existing Guarantors", and Islands and the Parent, together the "Remaining Guarantors"), (c) The First National Bank of Boston, a national banking association ("FNBB"), Sanwa Bank California, a California state chartered bank ("Sanwa"), The Sumitomo Bank of California, a California state chartered bank ("Sumitomo", and collectively with Sanwa and FNBB, the "Banks") and (d) Sanwa as agent for itself, FNBB and Sumitomo (in such capacity, the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement, as amended hereby. As used herein the term "Omnibus Amendment" shall mean Omnibus Amendment No. 2 dated as of the date hereof by and among the Company, the Existing Guarantors, the Banks, Metropolitan Life Insurance Company ("Metropolitan") and Sanwa as pledgee for the Banks and Metropolitan.

WITNESSETH:
----------

     WHEREAS, the Parent has informed the Banks and the Agent that the Parent intends to sell all of its rights and interest in Paradise to Clucker's Wood Roasted Chicken, Inc. substantially in accordance with the terms set forth on Exhibit A attached hereto and made a part hereof (the "Sale");
---------

     WHEREAS, the Company and the Existing Guarantors have requested that the Banks and the Agent consent to the Sale and amend the Credit Agreement and the other Loan Documents to reflect the Sale;
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                                      -2-


     WHEREAS, the Company and the Existing Guarantors have requested that the Banks and the Agent amend certain other terms and conditions of the Credit Agreement and Loan Documents; and

     WHEREAS, the Banks and the Agent, subject to the terms and conditions set forth below, have agreed to consent to the Sale and to amend the Credit Agreement and the other Loan Documents in accordance with the above-listed requests;

     NOW, THEREFORE, in consideration of the foregoing premises, on the terms and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

     (S)1.  AMENDMENTS TO CREDIT AGREEMENT.  (a) The preamble of the Credit
            ---------- -- ------ ---------    -
Agreement is hereby amended by deleting the text "Paradise Bakery, Inc. ("Paradise"), a Delaware corporation" appearing in the first paragraph thereof;
(b) The preamble is further amended by deleting the word "Paradise" each time
 -
such word appears therein; (c) Section 1 of the Credit Agreement is hereby
                            -
amended by deleting the definition of "Paradise" in its entirety; (d) Section
                                       --------                    -
8.2 of the Credit Agreement is hereby amended by deleting the word "Paradise" each time such word appears therein; (e) Section 11.5(i) of the Credit
                                      -
Agreement is amended by deleting the text "(except Paradise)" each time such text appears therein; (f) Section 11.24 of the Credit Agreement is amended by
                       -
deleting the text "(except Paradise)" each time such text appears therein.

     (S)2.  CONSENT TO SALE.  The Banks and the Agent hereby consent to the
            ----------------
Sale. This consent operates solely with respect to the Sale and shall not be construed as a consent to any other matters.

     (S)3.  SCOPE OF AMENDMENT.  Except as specifically amended by this
            ----- -- ---------
Amendment and the Omnibus Amendment, the Credit Agreement and each of the Loan Documents shall remain unchanged and in full force and effect.

     (S)4.  REPRESENTATIONS AND WARRANTIES.  The Company and each of the
            --------------- --- ----------
Remaining Guarantors represents and warrants (to the extent such representation or warranty relates to such Guarantor or a Subsidiary of such Guarantor) as follows:

     (a)  Representations and Warranties in Credit Agreement.  The
      -   --------------- --- ---------- -- ------ ---------
representations and warranties of the Company and the Remaining Guarantors contained in the Credit Agreement (i) were true and correct in all material respects when made, and (ii) except to the extent such representations and warranties by their terms were made solely as of a prior date, continue to be true and correct in all material respects on the date hereof except for changes resulting from the Sale.
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                                      -3-


     (b)  Authority, etc.  The execution and delivery by the Company and the
      -   ---------  ---
Remaining Guarantors of this Amendment and the performance by the Company and the Remaining Guarantors of all of their agreements and obligations under this Amendment are within the corporate authority of each of the Company and the Remaining Guarantors, have been duly authorized by all necessary corporate action on the part of each of the Company and the Remaining Guarantors, and do not and will not (i) contravene any provision of the Company or any of the Remaining Guarantor's charter, other incorporation papers, by-laws or any stock provision, or any amendment thereof, (ii) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of the Company or any Remaining Guarantor under any agreement, deed of trust, indenture, mortgage or other instrument to which the Company or such Remaining Guarantor is a party or by which any of the Company or such Remaining Guarantor's properties are bound,
(iii) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official, (iv) require any waiver, consent or approval by any creditor of the Company or any Remaining Guarantor which has not been obtained or (v) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any law, except those actions which have been taken or will be taken prior to the date of execution of this Amendment.

     (c)  Enforceability of Obligations.  This Amendment, the Credit Agreement,
      -   -------------- -- -----------
as amended hereby, and the other Loan Documents, as amended by the Omnibus Amendment, constitute the legal, valid and binding obligations of the Company and the Remaining Guarantors enforceable against the Company and the Remaining Guarantors in accordance with their respective terms.

     (d)  No Default or Event of Default.  No Default or Event of Default has
      -   ------------------------------
occurred or is continuing and the execution, delivery and effectiveness of this Amendment will not cause any such Default or Event of Default to occur.

     (S)5.  CONFIRMATION OF SECURITY DOCUMENTS.  Each of the Company and the
            ------------ -- -------- ---------
Remaining Guarantors hereby ratifies and confirms each of its respective Security Documents, as amended by the Omnibus Amendment, and the pledges and security interests created thereby. Each of the Company and the Remaining Guarantors hereby further ratifies and confirms that the Security Documents, as amended by the Omnibus Amendment, and the pledges and security interest created thereby secure the Obligations of the Company and the Remaining Guarantors under the Credit Agreement, as amended hereby.

     (S)6.  CONFIRMATION OF GUARANTIES.  Each of the Remaining Guarantors hereby
            --------------------------
ratifies and confirms its respective Guaranty and acknowledges and agrees that the Obligations under the Credit Agreement, as amended hereby are Guaranteed Obligations.
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                                      -4-


     (S)7.  CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment
            ---------- -- -------------
shall be conditioned upon receipt by the Agent of the following, in form and substance satisfactory to the Agent and the Banks:

     (a)  this Amendment duly executed by each of the Company, the Existing
      -
Guarantors, the Banks and the Agent;

     (b)  copies, certified by the Secretary of each of the Company and the
      -
Remaining Guarantors to be true and complete on the date of execution of this Amendment, of the records of all actions taken by the Company and each such Remaining Guarantor as may be required according to the terms of the Company or each such Remaining Guarantor's charter, other incorporation documents and by-laws to authorize (i) the execution and delivery of this Amendment by the Company and each such Remaining Guarantor, and (ii) the performance by the Company and each of the Guarantors of all of each such Person's agreements and obligations under this Amendment, the Credit Agreement, as amended hereby and the other Loan Documents, as amended by the Omnibus Amendment;

     (c)  a certificate of the Secretary of each of the Company and the Parent
      -
(i) setting forth the names, incumbency and specimen signatures of those officers authorized to execute and deliver this Amendment; (ii) stating that there have been no amendments to the charter documents and by-laws of each such Person delivered to the Agent and the Banks on December 17, 1993; and (iii) certifying the collateral list for the Company Security Agreement and the stock list for the Parent Pledge Agreement;

     (d)  a certificate of the Secretary of Islands setting forth (i) the names,
      -
incumbency and specimen signatures of those officers authorized to execute and deliver this Amendment; (ii) stating that there have been no amendments to the charter documents and by-laws of Islands delivered to the Agent and the Banks on September 30, 1994; and (iii) certifying the collateral list for the Islands Security Agreement;

     (e)  the written consent of Metropolitan, as holder of the 6.69% Notes and
      -
the 10.40% Notes, to the execution and delivery by the Company and the Existing Guarantors of this Amendment and the other documents and instruments described herein;

     (f)  an opinion of counsel to the Company and the Remaining Guarantors in
      -
form and substance satisfactory to the Agent;

     (g)  Omnibus Amendment No. 2 duly executed by each of the Company, the
      -
Existing Guarantors, the Banks, the Agent and Metropolitan;

     (h)  receipt of satisfactory evidence that the Sale has been duly
      -
consummated; and
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                                      -5-


     (i) payment by the Company of all fees and expenses incurred as of the date hereof by the Agent and the Agent's special counsel, Bingham, Dana & Gould, in connection with the preparation and execution of this Amendment.


     (S)8.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any
            --------- -- ------------
number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (S)9.  GOVERNING LAW.  This Amendment shall be construed according to and
            --------- ---
governed by the laws of the Commonwealth of Massachusetts (without reference to conflicts or choice of law provisions).
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                                      -6-


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an agreement under seal as of the date set forth at the beginning of this Amendment.


                                       The Company:
                                       --- -------

                                       CHART HOUSE, INC.

                                       By:_____________________________________
                                            Harold E. Gaubert, Jr.,
                                            Vice President


                                       The Existing Guarantors:
                                       --- -------- ----------

                                       CHART HOUSE ENTERPRISES, INC.

                                       By:_____________________________________
                                            Harold E. Gaubert, Jr.
                                            Vice President

                                       PARADISE BAKERY, INC.

                                       By:_____________________________________
                                            Harold E. Gaubert, Jr.
                                            Vice President

                                       ISLANDS RESTAURANTS, INC.

                                       By:_____________________________________
                                            Harold E. Gaubert, Jr.
                                            Vice President


                                       The Banks:
                                       --- -----

                                       THE FIRST NATIONAL BANK
                                        OF BOSTON

                                       By:_____________________________________
                                            Debra L. Zurka, Vice President

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                                      -7-


                                       SANWA BANK CALIFORNIA

                                       By_____________________________________
                                            David L. Beall, Vice President

                                       THE SUMITOMO BANK
                                        OF CALIFORNIA

                                       By_____________________________________
                                            Matthew R. Van Steenhuyse,
                                             Vice President


                                       The Agent:
                                       --- -----

                                       SANWA BANK CALIFORNIA

                                       By_____________________________________
                                            David L. Beall, Vice President